Exhibit-10.82

                     BANQUE OBC - ODIER BUNGENER COURVOISIER
                                                                  5 AOUT 1998

                                   INTER PARFUMS SA
                                   4, rond-point des Champs-Elyseesuthier

                                   75008 PARIS


                                                     Le 31 Juillet 1998

Christine PENIN
Service Engagements
Tel : 01.45.02.44.12

Messieurs,

Nous vous confirmons que notre Comite de Credit a accepte de maintenir la ligne d'escompte de vos creances professionnelles utilisable soit par escompte de papier commercial, soit par mobilisation de creances professionnelles, dans les conditions suivantes :

Montant : F. 10.000.000, o (DIX MILLIONS DE FRANCS FRANCAIS)
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Conditions financieres : agios decomptes lors de l'escompte au taux du Pibor
d'usance, majore de 0,40 point, cc taux variant cn fonction du taux de reference.

Nous vous remercions de bien vouloir marquer votre accord sur les termes de la presente, en nous en retournant un exemplaire dument paraphe et revetu de la mention manuscrite [[ BON POUR ACCORD ]] suivie de la signature d'une personne accreditee.

Nous vous prions d'agreer, Messieurs, l'expression de nos sentiments distingues.


                                    BANQUE OBC - ODIER BUNGENER COURVOISIER

                                    /s/ Cecile Sornin     /s/ Catherine Hongnat
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